FGT3 P-1
10/09

SUPPLEMENT DATED OCTOBER 27, 2009
TO THE PROSPECTUS DATED DECEMBER 1, 2008
OF
FRANKLIN GLOBAL TRUST
(Franklin International Growth Fund and Franklin International Small Cap Growth Fund)

Paragraph 4 of the section “Main Investment Strategies” of Franklin International Small Cap Growth Fund under "Goal and Strategies," page 4, is replaced with the following:

An equity security represents a proportionate share of the ownership of a company, its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. The Fund invests predominantly in securities listed or traded on recognized international markets in developed countries included in the MSCI EAFE Small Cap Index. The Fund's investment manager generally intends to maintain a more focused portfolio consisting of approximately 25-45 securities.

Please keep this supplement for future reference.